UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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ISSUER DIRECT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Issuer Direct Corporation
500 Perimeter Park Drive, Suite D
Morrisville, NC 27560

April 2, 2014

To Our Stockholders:

We are pleased to invite you to attend our Annual Meeting of Stockholders to be held on Friday, May 23, 2014, at 9:00 a.m. EST at the Four Points by Sheraton, 1200 Claren Circle Morrisville, NC 27560.  The Board of Directors has fixed the close of business on March 24, 2014 as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/ISDR.

The attached Proxy Statement describes the matter proposed by your Board of Directors to be considered and voted upon by our stockholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

The Company’s Proxy Statement and Proxy Card accompany this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2014.  Our Proxy Statement is attached.  Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2013, including financial statements.  Under rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet.  The Proxy Statement and our Annual Report on Form 10-K are available on https://www.iproxydirect.com/ISDR.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting. Please vote your shares online or by telephone or, if you requested and received a printed set of proxy materials by mail, by returning the accompanying proxy card. Further instructions on how to vote your shares can be found in our Proxy Statement.

We appreciate your support and continued confidence.

Sincerely,

/s/ Andre M. Boisvert
Andre M. Boisvert
Chairman of the Board of Directors

ISSUER DIRECT CORPORATION
500 Perimeter Park Drive, Suite D
Morrisville NC 27560
(919) 481-4000

——————————————

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2014

——————————————

To our Stockholders:

Our Annual Meeting of Stockholders will be held on Friday, May 23, 2014, at 9:00 a.m. EST at the Four Points by Sheraton, 1200 Claren Circle Morrisville, NC 27560 (the “Annual Meeting”) for the following purposes:

1.	To elect the six (6) directors nominated by our Board of Directors as set forth in the Proxy Statement;

2.	To approve the Company’s 2014 Equity Incentive Plan;

3.	To ratify the appointment by the Audit Committee of the Board of Directors of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 24, 2014. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

Your vote is important. If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, by fax or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

/s/ Andre M. Boisvert
Andre M. Boisvert
Chairman of the Board of Directors

Morrisville, North Carolina
April 2, 2014

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL SMEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

PROXY STATEMENT

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving these proxy materials because you owned shares of common stock of our company, Issuer Direct Corporation (the “Company”), at the close of business on March 24, 2014, and, therefore, are eligible to vote at the Company’s Annual Meeting of Stockholders to be held on Friday, May 23, 2014, at 9:00 a.m. EST at the Four Points by Sheraton, 1200 Claren Circle Morrisville, NC 27560 (the “Annual Meeting”). Our board of directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

On what matters will I be voting?

Shareholders of record at the close of business on March 24, 2014 will be entitled to vote on the following proposals:

i) To elect the six (6) directors nominated by our Board of Directors as set forth in the Proxy Statement;

ii) To approve the Company’s 2014 Equity Incentive Plan; and

iii) To ratify the appointment by the Audit Committee of the Board of Directors of Cherry Bekaert, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The Board does not know of any matters to be presented at our Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Where and when will the meeting be held?

The Annual Meeting will be held at the Four Points by Sheraton, 1200 Claren Circle Morrisville, NC 27560 on May 23, 2014 at 9:00 a.m., local time.

How can I obtain directions to the meeting?

For directions to the location of our Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/ISDR.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual meeting as you have instructed.

How many votes may I cast?

Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

How many votes can be cast by all stockholders?

Our common stock is the only class of security entitled to vote at our Annual Meeting.  As of the record date, we had 2,043,039 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the meeting?

Our bylaws provide that thirty-three and one third (33.3%) of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC., you are considered, with respect to those shares, the “stockholder of record.” Proxy Materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Proxy Materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and to approve an employee stock purchase plan are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote in favor of all three proposals.

How do I vote?

You may vote using any of the following methods:

In person at the Annual meeting:

You may vote in person at the Annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the Annual meeting.

Other ways to vote:

You may also vote by telephone or online as instructed in our Proxy, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/ISDR

PHONE:	1-866-752-VOTE (8683)

Once I deliver my proxy, can I revoke or change my vote?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a new revised proxy no later than the end of the day prior to the annual meeting, or by voting in person at the meeting.

Who pays for soliciting proxies?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

How Can I Contact Issuer Direct to Request Materials or Information Referred to in these Questions and Answers?

By mail addressed to:  Issuer Direct Corporation, 500 Perimeter Park Drive, Suite D, Morrisville, NC  27560, Attn: Chairman of the Board. By Phone, call 919.481.4000 or 888.752.VOTE, by fax, 212.521.3464 or by email, proxy@iproxydirect.com

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

PROPOSAL 1

ELECTION OF THE SIX (6) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Nominees for Director

At our Annual Meeting of Stockholders, stockholders will elect six directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board of Directors is currently comprised of six directors. Our Board of Directors recently increased the size of the Board to six members effective upon the appointment of J. Patrick Galleher on March 11, 2014. Our Board of Directors is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the six nominees listed under “Certain Information Concerning Director Nominees” below.

Each director nominee named below is presently serving as a director of our Company. All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board.

Certain Information Concerning Director Nominees

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

The Six Directors have been nominated for election to the Board of Directors at the Annual Meeting to be held on May 23, 2014.

The names of the nominees and certain information about them as of April 2, 2014 are set forth below:

Nominee	Age	Position	Director Since
Andre M. Boisvert	60	Chairman of the Board, Member of the Audit Committee	2012
William H. Everett	63	Director, Chairman of the Audit Committee, Member of Compensation Committee	2013
David Sandberg	41	Director, Chairman of the Compensation Committee	2013
J. Patrick Galleher	40	Director	2014
Brian R. Balbirnie	42	Director, Chief Executive Officer	2007
Wesley Pollard	43	Director, Chief Financial Officer	2010

Andre M. Boisvert – Chairman of the Board

Mr. Boisvert joined the Board of Directors of Issuer Direct Corporation in July 2012 and is currently the Chairman of the Board.   Mr. Boisvert is a long-time leader in the Business Intelligence arena with over 25 years of executive experience with enterprise software giants such as Oracle (NASDAQ: ORCL) and SAS Institute Inc. He has also held senior management positions at Cognos (NASDAQ: COGN), IBM (NYSE: IBM) and Sagent (NASDAQ: SGNT).  At Cary, NC-based SAS Institute Inc., Mr. Boisvert was president and chief operating officer. While at Oracle, he was senior vice president of Worldwide Marketing and served as a member of Oracle’s Worldwide Management Committee. Mr. Boisvert has also held senior executive positions in sales, marketing and Research & Development at IBM, where he was a 13-year veteran.  Mr. Boisvert is currently on the board of directors of several enterprise software companies, Palamida Corporation Infobright Inc., Webtrends Corporation, Emailvision Inc., Riverlogic Corportaion, Zend Technologies Inc., Transera Communications Corporation and Clario Analytics Inc.

William H. Everett  – Director, Chairman of the Audit Committee, Member of the Compensation Committee

Mr. Everett joined the Board of Directors of Issuer Direct Corporation on October 2, 2013. Mr. Everett has more than thirty years of management experience and currently serves as a director of Hakisa SAS in Strasbourg France. In addition, Mr. Everett recently served on the Board of NeoNova Network Services until it was acquired in July 2013. Mr. Everett retired as Executive Vice President and CFO of Tekelec, a publicly traded telecom equipment supplier, in April 2010.  Since that time, he has served as a corporate director and provided consulting services to public company and private equity clients.  He currently serves as an Executive in Residence at the Poole College of Management at NC State University. He has significant experience as both a Chief Financial Officer and a general manager working with a variety of multi-national technology companies over his career. Mr. Everett joined Tekelec as part of their acquisition of Steleus in October 2004. At Steleus, Mr. Everett served as Executive Vice President and CFO and was responsible for the worldwide finance and administration functions of the Company. Prior to Steleus, Mr. Everett was Vice President of Finance and Administration and CFO of Chemfab Corporation, a publicly traded polymer sciences Company. During his career, Mr. Everett also held executive operating and financial management positions at several other high tech companies, including Epsilon Data Management and Eastman Software.  He was the Co-founder and President of Maps a la Carte, an internet mapping and spatial data company, which was acquired by Demand Media Inc.

David Sandberg  – Director, Chairman of the Compensation Committee

Mr. Sandberg joined the Board of Directors of Issuer Direct Corporation on August 22, 2013.   Mr. Sandberg is the founder and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, which he founded in March 2003.  He is also the portfolio manager of the Pinnacle Fund LLP, which he co-founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998-2002. Mr. Sandberg serves as the Chairman of the Board of Asure Software, Inc. and as a director of Planar Systems, Inc. and SMTC Corp, all of which are public companies, and as Chairman of the Board of Kensington Vanguard Group, a private independent title insurance agency.  Previously Mr. Sandberg served as a director of public companies EDCI, Inc. and RF Industries, Ltd.  Mr. Sandberg has experience serving as a member of and as Chairman of each of Audit, Compensation, Nominating & Governance, and Strategic committees for public companies.  He received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University in 1990.

J. Patrick Galleher – Director

Mr. Galleher joined the Board of Directors of Issuer Direct Corporation on March 11, 2014.  Mr. Galleher is a Managing Director for Boxwood Partners, LLC, a merchant bank in Richmond, Virginia, where he leads transactions for Boxwood’s merger and acquisition advisory services and private equity group and a Managing Director for Boxwood Capital Partners, LLC, a private investment firm also located in Richmond, Virginia. He has led several transactions including the sale of Dorsey Wright & Associates, the capital raise for Digital Risk, the minority investment in Sweet Frog Yogurt and the buy-outs of Yoga Direct, Yoga Accessories, Everything Yoga and Red Rock Products.   Mr. Galleher holds a B.S. in Business Administration from the University of Richmond and a degree from the London Business School as well as attending the Centre for Creative Leadership in Belgium.

Brian R. Balbirnie – Director, Chief Executive Officer

Mr. Balbirnie is a member of the Board and Chief Executive Officer. Mr. Balbirnie established Issuer Direct in 2006 with a vision of creating a technology driven back-office compliance platform that would reduce costs as well as increase the efficiencies of the most complex tasks, today the company calls it the Disclosure Management System (DMS). Brian is responsible for the strategic leadership of the company and oversees day-to-day operations. Under Mr. Balbirnie’s direction, the Company has grown to serve over 1,400 public companies since 2006. Mr. Balbirnie is an entrepreneur with more than 20 years of experience in emerging industries. Prior to Issuer Direct, Mr. Balbirnie was the founder and managing partner of Catapult Company, a compliance and consulting practice focused on the Sarbanes Oxley Act. Mr. Balbirnie also has served in ‘C’ level capacities for various companies both public and private. Prior to and with Catapult, Mr. Balbirnie also advised several companies on their public market strategies, Merger & Acquisitions as well as their financial reporting requirements.

Wesley Pollard – Director, Chief Financial Officer

Mr. Pollard has served as the Chief Financial Officer of the Company since December 2009. Prior to joining the Company, Mr. Pollard was employed by Digital Lifestyle Outfitters (“DLO”) from July 2006 through May 2009. DLO was acquired by Philips Electronics in mid 2007; Mr. Pollard served as Vice President of Finance prior to the acquisition, and Head of Finance following the acquisition.  Prior to DLO, Mr. Pollard served as International Controller for Tekelec, Inc. from June 2005 to June 2006 and Director of Finance for BioStratum, Inc from June 2001 through June 2005.  Mr. Pollard also assisted Home Director from June 2000 to June 2001 as the Corporate Controller.  From December 1999 to June 2000, Mr. Pollard served as the Director of SEC and Financial reporting for BuildNet, Inc. Mr. Pollard also spent five years at PricewaterhouseCoopers, LLP. Mr. Pollard is a Certified Public Accountant and holds his Master of Accounting from the University of North Carolina at Chapel Hill.

Board and Committee Membership

The table below provides committee membership as of March 24, 2014.

Board Member	Audit Committee	Compensation Committee
Independent Directors
Andre M. Boisvert *	X
David Sandberg *		C
William H. Everett *	C	X
J. Patrick Galleher *
Internal Directors
Brian R Balbirnie
Wesley Pollard

C= Committee Chairman                                                      X = Committee Member                                                      * = Independent

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF SIX (6) DIRECTORS, UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Our Directors will serve until our next annual meeting of the shareholder or until their resignation or removal.

Our directors are elected at the annual meeting of the shareholders, with vacancies filled by the Board of Directors, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors or until their earlier resignation or removal. Any action required can be taken at any annual or Annual meeting of stockholders of the corporation which may be taken without a meeting, without prior notice and without a vote, if consent of consents in writing setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office, its principle place of business, or an officer or agent of the corporation having custody of the book in which the proceedings of meetings are recorded.

Indemnification of Directors and Officers

Section 145 of the General Corporation Law of the State of Delaware provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the General Corporation Law of the State of Delaware would permit indemnification.

Directors’ and Officers’ Liability Insurance

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, which is posted on our website at www.issuerdirect.com.

Director Independence

The Board of Directors has determined that Messrs. Boisvert, Everett, Galleher and Sandberg satisfy the requirement for independence set out in Section 303A.02 of the NYSE MKT rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE MKT rule referenced above.

Board Committees

Our Board of Directors has established an audit committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee

Our audit committee was implemented on October 23, 2013 and is currently comprised of Messrs. Boisvert and Everett, each of whom our board has determined to be financially literate and qualify as an independent director under Section 303A.02 of the NYSE MKT rules and Section 10A(m) of the Securities Exchange Act of 1934, as amended. Mr. Everett is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our Board of Directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including their recommendations to improve the system of accounting and internal controls.  During the year ended December 31, 2013, our audit committee met three times.

Compensation Committee

Our compensation committee was implemented on October 23, 2013 and is currently comprised of Messrs. Everett and Sandberg, each of whom our board has determined to qualify as an independent director under Section 303A.02 of the NYSE MKT rules. Mr. Sandberg is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans.  During the year ended December 31, 2013, our compensation committee met two times.

Meetings and Attendance

During the year ended December 31, 2013, the Board of Directors held eleven meetings, and each director attended all of (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend.

Executive Compensation

The following table shows amounts earned by each officer in the years ended December 31, 2011, 2012, and 2013:

Name and Principal Position	Year	Salary	Deferred Compensation	Bonus	Stock Awards	Option/ Warrant Awards	All Other Compensation	Total

Brian R. Balbirnie	2013	$140,753	$-	$-	$-	$-	$-	$140,753
Chief Executive Officer	2012	$106,997	$-	$5,000	$66,600	$-	$-	$178,597
	2011	$98,331	$-	$900	$-	$-	$-	$99,231

Wesley Pollard	2013	$104,484	$-	$-	$-	$-	$-	$104,484	(1)
Chief Financial Officer	2012	$84,000	$-	$3,000	$66,600	$-	$-	$153,600
	2011	$84,000	$-	$900	$-	$-	$-	$84,900

(1)  In 2014, Mr. Pollard received a cash bonus of $9,939 which was earned during the fiscal year ended December 31, 2013 as further described in the “Executive Compensation” section below.

Compensation of Directors

The general policy of the Board of Directors is that compensation for independent directors should be a nominal cash fee plus equity-based compensation. We do not pay employee directors for Board service in addition to their regular employee compensation. The Board of Directors have the primary responsibility for considering and determining the amount of director compensation.

 The following table shows amounts earned by each non-employee director in fiscal 2013:

Change in Pension Value and Nonqualified Deferred Compensation Earnings

	Fees Earned or Paid in Cash					Non-Equity Incentive Plan Compensation
			Stock Awards		Warrant Awards
All Other Compensation
Total
Director

Andre M. Boisvert	$	$ 27,000		$—	$—	$—	$—	$—		$	$ 27,000
William H. Everett	$	$ 7,000	$	$ 273,760	$—	$—	$—	$—		$	$ 280,760
David Sandberg	$	$ 10,833	$	$ 251,600	$—	$—	$—	$—		$	$ 262,433
J. Patrick Galleher		—		—	—	—	—	$16,000	(1)		$16,000

(1)  During the fiscal year 2013 and prior to his appointment as a Director in 2014, Mr. Galleher was paid $16,000 as part of a consulting arrangement with the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 2, 2014, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Issuer Direct Corporation, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560.

	Number of
	Shares		Percentage
Name of Beneficial Owner	Owned (1)		Owned (1)

Brian R. Balbirnie (2)	639,750	(5)	23.05%
Wesley Pollard (2)	93,050	(6)	3.35%
Andre M. Boisvert (3)	17,500		0.63%
William H. Everett (3)	5,400	(7)	0.19%
David Sandberg (3)	634,044	(8)	22.84%
J. Patrick Galleher (3)	0		0.00%
James Michael (4)	270,750	(9)	9.75%
All officers, directors, and management as a group (7 persons)	1,660,394		59.82%

Other beneficial holders:
Yorkmont Capital Partners, LP	148,750		5.36%

Applicable percentage of ownership is based on a total of 2,775,570 shares of common stock, which consist of 2,047,939 shares of common stock outstanding on April 2, 2014, plus shares that are beneficially owned as of that date. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options exercisable currently or within 60 days of April 2, 2014 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Officer and director.

(3)	Director.

(4)	Management.

(5)	Includes options to purchase 16,671 shares of common stock that are currently exercisable or exercisable within 60 days of April 2, 2014.

(6)	Includes options to purchase 8,315 shares of common stock that are currently exercisable or exercisable within 60 days of April 2, 2014.

(7)	Includes options to purchase 5,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 2, 2014.

(8)
Comprised of (i) 626,544 shares of common stock currently exercisable under the 8% Note with Red Oak as disclosed on a Schedule 13D filed by Red Oak on August 29. 2013 and (ii) options to purchase 7,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 2, 2013.   Mr. Sandberg is the managing partner of Red Oak and possesses voting and investment control of the same.

(9)	Includes options to purchase 4,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 2, 2014.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We formed a Compensation Committee on October 23, 2013. Prior to that date, all compensation decisions for Messrs. Balbirnie and Pollard were made by our Board of Directors.  Going forward, the Compensation Committee of our Board of Directors will review at least annually and determine (or recommend to the Board of Directors as the case may be) the executive compensation for Messrs. Balbirnie, Pollard and any other named executive officers, including approving any grants of stock options or other equity incentive awards.

In considering compensation for our named executive officers prior to the implementation of the Compensation Committee, the Board of Directors relied upon the officer’s performance and contribution to our development and achievements and we did not engage in any formal benchmarking or conduct or obtain any formal surveys of executive compensation at peer companies.

To date, neither the Board of Directors nor the Compensation Committee has retained the services of a compensation consultant.  Additionally, the Compensation Committee does not intend to retain such services for 2014 but may decide to do so in the future.

We currently do not have any employment agreements with our named executive officers.  However, it is likely we will enter into such agreements in 2014.

Philosophy of Compensation

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.), meet our product development milestones, and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board of Directors aim to achieve the following:

●	provide competitive compensation packages that enable us to attract and retain superior management personnel;

●	relate compensation to the Company’s overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

●	reward our officers fairly for their role in our achievements; and

●	align executive’s objectives with the objectives of stockholders, including through the grant of equity awards.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

Components of Compensation

The four principal components of our compensation program for our named executive officers are base salary, personal benefits (such as health and dental insurance), cash bonuses and or equity based grants.  As noted below, cash bonuses and equity grants are not necessarily earned or granted every year.

Base Salary. The primary component of compensation for our named executive officers is base salary.  Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility and our overall performance. In the past, salaries have been reviewed periodically and changed, when deemed appropriate.  For 2013, the Board of Directors increased the base salaries of our executive officers to levels determined to be more competitive with market compensation.  In the future, the Compensation Committee intends to review each named executive officer’s base salary on an annual basis.

Cash Bonus. Prior to 2014, we paid nominal cash bonuses to named executive officers.  For the year ended December 31, 2013, Wes Pollard earned a cash bonus of $9,939 with no other bonuses paid to named executive officers. In keeping with the compensation strategy described above, we anticipate that cash bonus opportunities will become a more significant component of compensation for our executive officers.

During 2013, the Compensation Committee recommended to the Board of Directors, and on November 11, 2013, the Board of Directors implemented a cash bonus plan for Wesley Pollard more fully described below.

We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants of stock options and other equity awards.  Prior to 2014, all equity incentive awards were made either (i) in accordance with negotiated terms at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders, or (ii) at the discretion of the Board of Directors without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

Since its formation on October 23, 2013, the Compensation Committee has not made any equity awards to the named executive officers but may do so in 2014.   Our Compensation Committee and our Board of Directors intends to consider during our annual compensation review whether to grant equity incentive awards to our named executive officers, and the terms of any such awards, including whether to set any performance targets or other objective or subjective criteria related to the final grant or vesting of such awards. The Compensation Committee will also retain the flexibility to make additional grants throughout the year if deemed necessary or appropriate in order to retain our named executive officers or reward extraordinary efforts or achievements.

Compensation of Named Executive Officers

Compensation of Chief Executive Officer. During the twelve months ended December 31, 2013, Mr. Balbirnie’s total compensation was $140,753.  Mr. Balbirnie’s total compensation was comprised solely of salary payments from January 1, 2013 through December 31, 2013.  On August 26, 2013, the Board of Directors increased Mr. Balbirnie’s annual salary from $106,000 to $185,000 to compensate him at a level the Board determined to be more competitive with market compensation for a company of this size and complexity.

The Compensation Committee is currently evaluating a 2014 cash bonus plan to be recommended to the Board of Directors for Mr. Balbirnie which will be disclosed when the criteria and benchmarks are determined and finalized.

Compensation of Chief Financial Officer.  For the twelve months ended December 31, 2013, Mr. Pollard’s total compensation was $114,423. Mr. Pollard’s total compensation was comprised of salary payments from January 1, 2013 through December 31, 2013 totaling $104,484 and a cash bonus of $9,939 paid in 2014.  On August 26, 2013, the Board of Directors increased Mr. Pollard’s annual salary from $84,000 to $160,000 to (i) compensate him at a level the Board determined to be more competitive with market compensation for a company of this size and complexity and (ii) Mr. Pollard’s transition from a part-time employee to full-time employee.

On November 11, 2013, the Board of Directors determined to implement a 2013 cash bonus plan for Mr. Pollard based on the following criteria:

●	Cash bonus target was 35% of new annualized base salary of $160,000 pro-rated for percent of 2013 for the period beginning after August 22, 2013 (the “Bonus Period”);

●	Cash bonus plan was based on the achievement of target financial results during the Bonus Period with half of the bonus paid based on the achievement of the target financial results and the remaining half of bonus further requiring achievement of certain cost saving measures and other MBO’s during the Bonus Period; and

●	Cash bonus target scaling was based upon achievement of 90% of the target financial numbers, payout is 50% of target and scales to 100% at 100% of the target numbers. At 110% and 120% of the achievement of the financial numbers, payout is 110% and 120%, respectively. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Pollard was paid a cash bonus of $9,939 in 2014.

The Compensation Committee is currently evaluating a 2014 cash bonus plan for Mr. Pollard which will be disclosed when the criteria and benchmarks are determined and finalized.

Impact of Tax Laws

Deductibility of Executive Compensation. Generally, under U.S. law, a company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the company who, on the last day of the taxable year, either is the company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The $1,000,000 limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). Because the compensation deducted in the U.S. for each individual to whom this rule applies has historically been less than $1,000,000 per year, we do not believe that the $1,000,000 limitation will affect us in the near future. If the deductibility of executive compensation becomes a significant issue, our compensation plans and policies may be modified to maximize deductibility if our Compensation Committee and we determine that such action is in our best interests.

Risk Considerations in our Compensation Programs

Our Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:
/s/ David Sandberg
David Sandberg (Chairman)

/s/ William H. Everett
William H. Everett

PROPOSAL 2

APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

On March 31, 2014, our board of directors adopted, subject to stockholder approval, the Issuer Direct Corporation 2014 Equity Incentive Plan (the “2014 Plan”).

We believe that operation of the 2014 Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. It is the judgment of our board of directors that the 2014 Plan is in the best interest of the Company and its stockholders.

The board of directors recommends that the stockholders vote “FOR” the approval of the 2014 Plan.

Prior Incentive Plans

The 2014 Plan is intended to supplement the Company’s 2010 Equity Incentive Plan (the “2010 Plan”). If the 2014 Plan is approved by the stockholders, the current number of shares of common stock authorized for issuance under all plans will be 200,066, although only 66 shares remain available for issuance under the 2010 Plan.

Description of the 2014 Plan

The following is a brief description of the 2014 Plan. A copy of the 2014 Plan is attached as Annex A to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2014 Plan.

Purpose. The purpose of the 2014 Plan is to enable the Company and its subsidiaries and affiliates to remain competitive and innovative in our ability to attract, motivate, reward, and retain the services of key employees, key contractors, and outside directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, performance awards and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of U.S. tax laws.

Effective Date and Expiration. The 2014 Plan became effective on March 31, 2014, subject to and conditioned upon stockholder approval of the 2014 Plan, and will terminate on March 31, 2024. No award may be made under the 2014 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2014 Plan is 200,000 shares, 100% of which may be delivered pursuant to incentive stock options. Subject to certain adjustments, the maximum number of the shares of common stock with respect to which stock options, restricted stock, or restricted stock units may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) during any calendar year is 50,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2014 Plan and we intend to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $5,000,000 (based on the fair market value of shares of the common stock at the time of the grant of the performance-based award).

The board of directors expects that the number of shares reserved under the 2014 Plan should satisfy the Company’s needs to attract, motivate, reward, and retain the services of key employees, key contractors, and outside directors for the next three to four years absent a significant corporate event, including the hiring or loss of a key management employee.

Shares to be issued may be made available from authorized but unissued shares of common stock.  During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. Only shares forfeited back to the Company; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan may be administered by the board of directors or a committee of the board of directors consisting of two or more members. The compensation committee or Board of Directors will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2014 Plan; establish and revise rules and regulations relating to the 2014 Plan; and make any other determinations that it believes necessary for the administration of the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Company whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2014 Plan. As of March 26, 2014, there were approximately 55 employees, directors, and contractors who would be eligible for awards under the 2014 Plan.

Stock Options. For persons subject to U.S. income tax, the compensation committee or Board of Directors may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The compensation committee or Board of Directors will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the compensation committee or Board of Directors, except that the compensation committee or Board of Directors may not grant stock options with a term exceeding ten years.

Restricted Stock and Restricted Stock Units. The compensation committee or Board of Directors is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the compensation committee or Board of Directors. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the compensation committee or Board of Directors, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The compensation committee or Board of Directors determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the compensation committee or Board of Directors.

Performance Awards. The compensation committee or Board of Directors may grant performance awards payable shares of common stock or other consideration at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The compensation committee or Board of Directors will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2014 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.

Other Awards. The compensation committee or Board of Directors may grant other forms of awards payable in cash or shares if the compensation committee or Board of Directors determines that such other form of award is consistent with the purpose and restrictions of the 2014 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment. The compensation committee or Board of Directors, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2014 Plan. If the compensation committee or Board of Directors imposes conditions upon vesting, then subsequent to the date of grant, the compensation committee or Board of Directors may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The compensation committee or Board of Directors may impose on any award at the time of grant or thereafter, such additional terms and conditions as the compensation committee or Board of Directors determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service. The compensation committee or Board of Directors will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee or Board of Directors, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.  Awards granted under the 2014 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

Amendment or Discontinuance of the 2014 Plan. The board of directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2014 Plan in whole or in part, except, that no amendment for which stockholder approval is required either: (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded, or (ii) in order for the 2014 Plan and incentives awarded under the 2014 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon. Any amendments made shall, to the extent deemed necessary or advisable by the compensation committee or Board of Directors, be applicable to any outstanding awards theretofore granted under the 2014 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2014 Plan, the holder of any award outstanding under the 2014 Plan shall, upon request of the compensation committee or Board of Directors and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the compensation committee or Board of Directors to any award agreement relating thereto. Notwithstanding anything contained in the 2014 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2014 Plan without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2014 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a U.S. federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

U.S. Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2014 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent in writing, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2014 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2014 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE 2014 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Cherry Bekaert, LLP, independent registered public accounting firm, to audit and report on our financial statements for the year ending December 31, 2014. We have engaged Cherry Bekaert, LLP as our independent registered public accounting firm since June 2010. We expect that a representative of Cherry Bekaert, LLP will be present at the Annual Meeting of Stockholders to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

For the years ended December 31, 2013 and 2012, Cherry Bekaert, LLP billed us the fees set forth below, including expenses, in connection with services rendered by that firm to us.

	Year Ended December 31,
	2013	2012
Audit fees	$89,569	$40,000
Tax fees	$4,500	$4,750
All other fees	$50,173	$8,000
Total fees	$144,242	$52,750

Audit fees include fees for services rendered for the audits of our annual financial statements and the reviews of the interim financial statements included in quarterly reports. Audit fees also include fees associated with rendering an opinion on our management report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. This category also includes fees for review of documents filed with the SEC. Additionally, audit fees include services rendered for the audit of PrecisionIR Group, Inc. Inc.'s opening balances as of August 22, 2013, the date of acquisition.

The Audit Committee of the Board of Directors has considered whether the provision of services described above under "Audit-related fees" and "Other fees" is compatible with maintaining the independence of Cherry Bekaert, LLP, and has concluded that it is compatible.

Ratification of Selection of Independent Auditors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee has appointed Cherry Bekaert, LLP as our independent external auditor for the year ending December 31, 2014. Cherry Bekaert, LLP has served as our independent registered accounting firm continuously since June 2010.  The Audit Committee is responsible for the audit fee negotiations associated with the retention of Cherry Bekaert, LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. Further, in conjunction with the rotation of the auditing firm's lead engagement partner, the Audit Committee and its chairperson will continue to be directly involved in the selection of Cherry Bekaert, LLP 's new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Cherry Bekaert, LLP to serve as our independent external auditor is in the best interests of the Company and its stockholders.

Stockholder ratification of the selection of Cherry Bekaert, LLP as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders. The Audit Committee has not determined what action it would take if the stockholders do not ratify the appointment, but may reconsider the appointment.

Audit Committee Pre-Approval Policy

The Audit Committee's policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Pre-approval spending limits for permissible non-audit services are established on a quarterly basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On a quarterly basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the "de minimis" exception established by the SEC for the provision of non-audit services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
CHERRY, BEKAERT LLP. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

On October 23, 2013 the Company established an audit committee of the Board of Directors.  The Audit Committee consists of two members, Messrs. Everett and Bosivert.  All the members are independent directors under the NYSE and SEC audit committee structure and membership requirements.  The Audit committee has certain duties and powers as described in its written charter, a copy of which can be found on the company’s website at http://www.issuerdirect.com/home/factors-affecting-corporate-governance.

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2013, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Cherry Bekaert LLP (“Cherry Bekaert”). The audit committee has also discussed with Cherry Bekaert the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The audit committee has also received the written disclosures and the letter from Cherry Bekaert required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert’s communications with the audit committee concerning independence, and has discussed with Cherry Bekaert that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that was filed with the SEC.

The Audit Committee:

/s/ William H. Everett
William H. Everett (Chairman)

/s/ Andre M. Boisvert
Andre M. Boisvert

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND DIRECTOR INDEPENDENCE

Related Party Transactions

On August 22, 2013, the Company entered into a 8% Note Purchase Agreement relating to the sale of $2,500,000 aggregate principal amount of the Company’s 8% Note with Red Oak. Beginning immediately upon the date of issuance, Red Oak or its assigns may convert the 8% Note into shares of the Company’s common stock at a conversion price of $3.99 per share for up to a potential of 626,566 of our shares of common stock. David Sandberg, one of our directors, is the managing partner of Red Oak.

Director Independence

As of March 28, 2014, we had four independent directors on our board, Andre M. Boisvert, William H. Everett, J. Patrick Galleher and David Sandberg. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by The New York Stock Exchange, Inc. and the Securities and Exchange Commission.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

A copy of our 2013 Annual Report on Form 10-K is available to each stockholder in connection with this proxy statement. The 2013 Annual Report on Form 10-K is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

ISSUER DIRECT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – FRIDAY MAY 23, 2014, AT 9:00 AM
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Issuer Direct Corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Wesley Pollard proxy, with power of substitution, for and in the name of the undersigned to attend the 2014 annual meeting of stockholders of the Company to be held at the Four Points by Sheraton, 1200 Claren Circle Morrisville, NC 27560, on Friday, May 23, 2014 beginning at 9:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ISDR
PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ISSUER DIRECT CORPORATION				PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1			à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect the six (6) directors nominated by our Board of Directors as set forth in the Proxy Statement			☐	☐
	Andre M. Boisvert	Chairman of the Board, Member of the Audit Committee				☐
	William H. Everett	Director, Chairman of the Audit Committee, Member of Compensation Committee				☐	CONTROL ID:
	David Sandberg	Director, Chairman of the Compensation Committee				☐	REQUEST ID:
	J. Patrick Galleher	Director				☐
	Brian R. Balbirnie	Director, Chief Executive Officer				☐
	Wesley Pollard	Director, Chief Financial Officer				☐

Proposal 2			à	FOR	AGAINST	ABSTAIN
	To approve the Company’s 2014 Equity Incentive Plan;			☐	☐	☐

Proposal 3			à	FOR	AGAINST	ABSTAIN
	To ratify the appointment by the Audit Committee of the Board of Directors of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2014			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Annex A

ISSUER DIRECT CORPORATION

2014 EQUITY INCENTIVE PLAN

1.           Purpose.

The purpose of this plan (the “Plan”) is to secure for Issuer Direct Corporation (the “Corporation”) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation's future growth and success.  The Plan permits grants of options to purchase shares of Common Stock, $0.001 par value per share, of the Corporation (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12 (“Restricted Shares”) and Section 13 (“Restricted Stock Units”).  Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.           Type of Options and Administration.

(a)           Types of Options.  Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

(b)           Administration.  The Plan will be administered by either the Compensation Committee or the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive.  The Board of Directors or Compensation Committee may in its sole discretion grant Restricted Shares, Restricted Stock Units and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan.  The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option, Restricted Share and Restricted Stock Unit agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option, Restricted Share and Restricted Stock Unit agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.  The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option, Restricted Share, or Restricted Stock Unit agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.  No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.  The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”)), delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated.  Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

(c)           Applicability of Rule 16b-3.  Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(d)           Compliance with Section 162(m) of the Code.  Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”).  It is the Corporation’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation’s compensation objectives.  For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

(e)           Special Provisions Applicable to Options Granted to Covered Employees.  In order for the full value of options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such options to be treated as “qualified performance based compensation” as described in Treas. Reg. §1.162-27(e) (or any successor regulation).  In such case, options granted to Covered Employees shall be subject to the following additional requirements:

(i)           such options and rights shall be granted only by a committee comprised solely of two or more “outside directors”, within the meaning of Treas. Reg. § 1.162.27(e)(3); and

(ii)           the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.

(f)           Section 409A of the Code.  The Board of Directors may only grant those awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code.

3.           Eligibility.

(a) (a)     General.  Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code).  A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine.  For purposes of the Plan, “Business Relationship” means that a person is serving the Corporation, its parent, if applicable, or any of its subsidiaries, if applicable, in the capacity of an employee, officer, director, advisor or consultant.

(b)           Grant of Options to Reporting Persons.  From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, Restricted Shares, or Restricted  Stock Units, the timing of the option, Restricted Share or Restricted Stock Unit grant, the exercise price of the option and the number of Restricted Shares, Restricted Stock Units or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more “Non-Employee Directors” having full authority to act in the matter.  For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.           Stock Subject to Plan.

The stock subject to options granted under the Plan or grants of Restricted Shares or Restricted Stock Units shall be shares of authorized but unissued or reacquired Common Stock.  Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Corporation (“Shares”) which may be issued and sold under the Plan is 200,000 Shares.

If any Restricted Shares or Restricted Stock Units shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased Shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan.

The maximum number of Shares with respect to which options may be granted to any one person during any fiscal year of the Corporation may not exceed 50,000 Shares.

These limits shall be applied and construed consistently with Section 162(m) of the Code.

5.           Forms of Option and Restricted Share Agreements.

As a condition to the grant of Restricted Shares, Restricted Stock Units or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option, Restricted Share or Restricted Stock Unit agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors.  Such option, Restricted Share or Restricted Stock agreements may differ among recipients.

6.           Purchase Price.

(a)           General.  The purchase price per Share deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that the exercise price of an option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of a Share, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of an Incentive Stock Option described in Section 11(b).  “Fair Market Value” of a Share as of a specified date for the purposes of the Plan shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares on the securities exchange on which the Shares of the Company then trade on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

(b)           Payment of Purchase Price.  Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of Shares having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) through any cashless exercise feature that may be included in the option agreement covering a particular option grant, (iii) by any other means  which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment.

7.           Option Period.

Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.           Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan.  No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant.  Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors or Compensation Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would cause an option that otherwise qualified as an Incentive Stock Option to lose Incentive Stock Option treatment by application of Section 422(d)(1) of the Code and Section 11(c) of the Plan.

9.           Non-transferability of Options.

No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.  An option may be exercised during the lifetime of the optionee only by the optionee.  In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).  If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.

10.           Effect of Termination of Employment or Other Relationship.

Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan and the applicable option agreement, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option.  If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination.  The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.  Any such determinations shall be final and conclusive and binding upon the optionee.

11.           Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)           Express Designation.  All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b)           10% Stockholder.  If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i)The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii)the option exercise period shall not exceed five years from the date of grant.

(c)           Dollar Limitation.  For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

(d)           Termination of Employment, Death or Disability.  No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that, unless otherwise specified in the applicable option agreement:

(i)an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

(ii)if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations).  Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12.           Restricted Shares.

(a)   Awards.  The Board of Directors may from time to time in its discretion award Restricted Shares to persons having a Business Relationship with the Corporation and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons.  Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

(b)   Restricted Period; Lapse of Restrictions.  At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be more than ten years.  Each award of Restricted Shares may have a different Restricted Period.  In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures or a time release schedule.  At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares.  Such conditions may include, without limitation, the death or disability of the participant to whom Restricted Shares are awarded, retirement of the participant pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the participant’s employment other than for cause, or the occurrence of a change in control of the Corporation.  Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria:  earnings per share, market value per share, return on invested capital, return on operating assets and return on equity.  The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

(c)   Rights of Holder; Limitations Thereon.  Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the participant shall be registered in the participant’s name and, at the discretion of the Board of Directors, will be either delivered to the participant with an appropriate legend or held in custody by the Corporation or a bank for the participant’s account.  The participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the participant shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the participant’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the participant to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the participant has remained in a Business Relationship with the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares.  Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the participant.  At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors.  The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

(d)   Delivery of Unrestricted Shares.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the participant or the participant’s beneficiary or estate, as the case may be.  The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

13.           Restricted Stock Units.

“Restricted Stock Units” mean units awarded to persons having a Business Relationship with the Corporation pursuant to this Section 13 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Board of Directors or Compensation Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Board of Directors or Compensation Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the holder, resell to the Corporation at cost) such shares or units in the event of termination of service during the period of restriction.

14.           Additional Provisions.

(a)   Additional Provisions.  The Board of Directors may, in its sole discretion, include additional provisions in option, Restricted Stock, or Restricted Stock Unit agreements covering options, Restricted Stock, or Restricted Stock Units granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors or Compensation Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

(b)   Performance Awards. The Board of Directors or Compensation Committee may grant performance awards to one or more persons having a Business Relationship with the Corporation. The terms and conditions of performance awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the performance award is to be in shares of Common Stock, the performance awards may provide for the issuance of the shares of Common Stock at the time of the grant of the performance award or at the time of the certification by the Board of Directors or Compensation Committee that the performance goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the performance award and if, at the end of the performance period, the performance goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Board of Directors or Compensation Committee determines that the performance goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the performance award due to failure to achieve the established performance goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each performance award granted to one or more Participants shall have its own terms and conditions

(c)   Acceleration, Extension, Etc.  The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised if it would not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

15.           General Restrictions.

(a)   Investment Representations.  The Corporation may require any person to whom Restricted Shares, Restricted Stock Units or an option is granted, as a condition of receiving such Restricted Shares, Restricted Stock Units or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares, Restricted Stock Units or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

(b)   Compliance with Securities Law.  Each option and grant of Restricted Shares or Restricted Stock Units shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares, Restricted Stock Units, or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares or Restricted Stock Units shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.  Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

16.           Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.   Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

(a)           Recapitalization and Related Transactions.  If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares or Restricted Stock Units granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)           Reorganization, Merger and Related Transactions.  If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares, Restricted Stock Units, or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

(c)   Board Authority to Make Adjustments.  Any adjustments made under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.  No fractional shares will be issued under the Plan on account of any such adjustments.

18.   Merger, Consolidation, Asset Sale, Liquidation, Etc.

(a)           General.  In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a “Corporate Transaction”), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares, Restricted Stock Units or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options, Restricted Shares and Restricted Stock Units will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the “Transaction Price”), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares and Restricted Stock Units shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

(b)           Substitute Restricted Shares or Options.  The Corporation may grant Restricted Shares, Restricted Stock Units or options under the Plan in substitution for Restricted Shares, Restricted Stock Units, or options held by persons in a Business Relationship with another corporation who enter into a Business Relationship with the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the other corporation.  The Corporation may direct that substitute Restricted Shares, Restricted Stock Units or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

19.           No Special Employment Rights.

Nothing contained in the Plan or in any Restricted Share, Restricted Stock Unit or option agreement shall confer upon any holder of Restricted Shares, Restricted Stock Units or optionee any right with respect to the continuation of his or her employment by, or other Business Relationship with, the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or Business Relationship or to increase or decrease the compensation of the optionee.

20.           Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares, Restricted Stock Unit or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

21.           Amendment of the Plan.

(a)           The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or the legal requirements relating to the administration of equity compensation plans, if any, under applicable provisions of federal securities laws, applicable state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system or quotation system on which the Common Stock is listed or quoted, and the applicable laws and rules of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(b)           The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares or Restricted Stock Units, affect his or her rights under an option or grant of Restricted Shares or Restricted Stock Units previously granted to him or her.  With the consent of the optionee or holder of Restricted Shares or Restricted Stock Units affected, the Board of Directors may amend outstanding option or Restricted Share or Restricted Stock Unit agreements in a manner not inconsistent with the Plan.  The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

22.           Withholding.

(a)           The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares or Restricted Stock Units any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares or Restricted Stock Units under the Plan.  Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares or Restricted Stock Units may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or Restricted Stock Units or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares or Restricted Stock Units.  The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  An optionee who has made an election pursuant to this Section 22(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(b)           The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

(c)           Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

23.           Section 162(m) of the Code.  The Board of Directors, in its sole discretion, may require that one or more agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Corporation for all or part of any payment of an award under the Plan, a grantee’s receipt of the portion that would not be deductible by the Corporation shall be deferred to either the earliest date at which the Board reasonably anticipates that the grantee's remuneration either does not exceed the limit set forth in Section 162(m) of the Code or is not subject to Section 162(m) of Code, or the calendar year in which the grantee separates from service.  This Section 23 shall be applied and construed consistently with Section 409A of the Code and the regulations (and guidance) thereunder.

24.           Effective Date and Duration of the Plan.

(a)           Effective Date.  The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's stockholders.  If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.  Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's stockholders.  If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee.  Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b)           Termination.  Unless sooner terminated in accordance with Section 18, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan.  If the date of termination is determined under (i) above, then Restricted Shares, Restricted Stock Units, or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares, Restricted Stock Units, or options.

24.           Governing Law.

The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

  Adopted by the Board of Directors on March 31, 2014.